                                                                    Exhibit 10.6
                                                                    ------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of November 13, 2001 by and among the financial institutions which are now, or in accordance with Section 1.04 or Article XII of the Credit Agreement (hereinafter described) hereafter become, parties to the Credit Agreement (collectively, the "Lenders" and each individually, a "Lender"); CIBC WORLD MARKETS CORP. and DEUTSCHE BANK SECURITIES, INC. (together, the "Co-Arrangers"); BANKERS TRUST COMPANY, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"); CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent for such Lenders (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"); FLEET NATIONAL BANK, as documentation agent for such Lenders (in such capacity, together with its successors and assigns in such capacity, the "Documentation Agent"); and PEGASUS MEDIA & COMMUNICATIONS, INC., a Delaware corporation (the "Borrower") and a wholly owned subsidiary of Pegasus Satellite Communications, Inc. (formerly known as Pegasus Communications Corporation), a Delaware corporation (the "Parent").

                                    RECITALS
                                    --------

         A. The Borrower is a party to a First Amended and Restated Credit Agreement dated as of January 14, 2000 with the Co-Arrangers, the Agent, the Syndication Agent and the Documentation Agent and the Lenders named therein, as amended by that certain First Amendment to Credit Agreement dated as of July 23, 2001 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

         B. The Borrower has requested that the Credit Agreement be amended to extend the date prior to which the Incremental Term Loans, if any, must be made from December 31, 2001 to June 30, 2002.

         C. The Lenders are willing to agree to such amendment subject to the conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in Section V, the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

         A. Incremental Term Loans. Section 1.04 of the Credit Agreement is hereby amended by deleting the date "December 31, 2001" where it appears in paragraphs (b) and (d) thereof and substituting therefor "June 30, 2002".

         B. No Further Amendments. Except as specifically amended hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent, the Syndication Agent, the Documentation Agent, the Co-Arrangers and the Lenders that:

         A. The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, the Subsidiaries and the Parent, as applicable.

         B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent they relate specifically to an earlier specified date or are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement. Since the Closing Date (and, without limitation thereof, since December 31, 2000), no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority (including any Specified Authority), or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment or the Joinder.

         D. This Amendment and the Joinder referred to in Section IV constitute the legal, valid and binding obligation of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         F. The Borrower will satisfy all of the conditions set forth in Section IV.

IV. CONDITIONS. This Amendment shall take effect upon the satisfaction of the following conditions precedent:

         A. The Required Lenders shall have executed this Amendment.

         B. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

         1.       On or before the date hereof:

                  (a)  This Amendment.

                  (b) The attached Joinder, duly authorized, executed and delivered by the Borrower's Subsidiaries and the Parent.

                  (c) True and complete copies of any stockholders' consents and/or resolutions of the board of directors or other governing body of each company, authorizing the execution and delivery of this Amendment and the Joinder, certified by the Manager or Secretary of the appropriate Company, as appropriate.

         2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

         C. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

V.       MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the Joinder.

         B. This Amendment and the Joinder shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

         C. This Amendment and the Joinder may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment or the Joinder by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                   * The next pages are the signature pages *

         IN WITNESS WHEREOF, the Agent, the Syndication Agent, the Documentation Agent, the Co-Arrangers, the undersigned Lenders and the Borrower have caused this Amendment to be duly executed by their duly authorized representatives, as a sealed instrument, all as of the day and year first above written.

                                        BORROWER:
                                        --------

                                        PEGASUS MEDIA & COMMUNICATIONS, INC.


                                        By:  /s/ Scott A. Blank
                                           -------------------------------------
                                           Scott A. Blank, Senior Vice President

                                        CO-ARRANGERS:
                                        -------------

                                        CIBC WORLD MARKETS CORP.


                                        By:  /s/ Matthew B. Jones
                                           -------------------------------------
                                            Matthew B. Jones, Managing Director


                                        DEUTSCHE BANC ALEX.BROWN, INC. (formerly known as Deutsche Bank Securities, Inc.)


                                        By:  /s/ Gregory R. Paul
                                           -------------------------------------
                                            Gregory R. Paul, Managing Director


                                        AGENT (in an Administrative capacity):
                                        -------------------------------------

                                        BANKERS TRUST COMPANY


                                        By:  /s/ Gregory P. Shefrin
                                           -------------------------------------
                                            Gregory P. Shefrin, Director



            [Signature Page to Second Amendment to Credit Agreement]

                                   SYNDICATION AGENT:
                                   -----------------

                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ Matthew B. Jones
                                       ------------------------------
                                       Matthew B. Jones, Managing Director, CIBC
                                       World Markets Corp., as Agent


                                   DOCUMENTATION AGENT:
                                   --------------------

                                   FLEET NATIONAL BANK


                                   By: /s/ Manuel Burgueno
                                       -----------------------------------------
                                       Manuel Burgueno, Vice President
















            [Signature Page to Second Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       AMMC CDO II, LIMITED

                                       By: American Money Management Corp.,
                                           as Collateral Manager


                                       By: /s/ David P. Meyer
                                          --------------------------------------
                                           David P. Meyer, Vice President

                                       Address for Principal & Interest Notices:

                                       AMMC CDO II, LIMITED
                                       c/o The Chase Manhattan Bank
                                       600 Travis Street, 50th Floor
                                       Houston, Texas  77002
                                       Telephone: (713) 216-1557
                                       Telecopy:  (713) 577-5260 Fax Server
                                       Attention: Douglas Neaves
                                                  A/C 23617-00

                                       Address for Credit Information:

                                       American Money Management Corp.
                                       One East Fourth Street, 3rd Floor
                                       Cincinnati, Ohio 45202
                                       Telephone: (513) 579-2904
                                       Telecopy:  (513) 579-2910
                                       Attention:  David P. Meyer
                                                   Vice President








            [Signature Page to Second Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       AMMC CDO I, LIMITED

                                       By: American Money Management Corp.,
                                           as Collateral Manager


                                       By: /s/ David P. Meyer
                                          --------------------------------------
                                          David P. Meyer, Vice President

                                       Address for Principal & Interest Notices:

                                       AMMC CDO I, LIMITED
                                       c/o The Chase Manhattan Bank
                                       600 Travis Street, 50th Floor
                                       Houston, Texas  77002
                                       Telephone: (713) 216-1557
                                       Telecopy:  (713) 216-8299
                                       Attention: Douglas Neaves
                                                  A/C 23340-00

                                       Address for Credit Information:

                                       American Money Management Corp.
                                       One East Fourth Street, 3rd Floor
                                       Cincinnati, Ohio 45202
                                       Telephone: (513) 579-2904
                                       Telecopy:  (513) 579-2910
                                       Attention: David P. Meyer
                                                  Vice President








            [Signature Page to Second Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       BANK OF AMERICA, N.A.


                                       By: /s/ Wayne R. Porritt
                                          --------------------------------------
                                           Wayne R. Porritt, Managing Director

                                       Address for Notices:

                                       Bank of America, N.A.
                                       1850 Gateway Boulevard
                                       CA4-706-05-11
                                       Concord, California  94520
                                       Telephone: (925) 675-7478
                                       Telecopy:  (888) 969-9281
                                       Attention: Nina Lemmer, Customer Services
                                                               Representative











            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              CARAVELLE INVESTMENT FUND, L.L.C.


                                              By: /s/ Dean Criares
                                                 -------------------------------
                                                 Dean Criares, Managing Director

                                              Address for Notices:

                                              Trimaran Advisors, L.L.C.
                                              425 Lexington Avenue
                                              New York, New York  10017




















            [Signature Page to Second Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SAWGRASS TRADING LLC


                                     By: /s/ Ann E. Morris
                                         ------------------------------------
                                         Ann E. Morris, Assistant Vice President

                                     Address for Notices:

                                     Banc of America Securities LLC
                                     100 North Tryon Street
                                     NC1-007-06-07
                                     Charlotte, North Carolina  28255
                                     Telephone: (704) 387-1939/(704) 387-9951
                                     Telecopy:  (704) 388-0648
                                     Attention: Annabet Morris/Diana Mushill



















            [Signature Page to Second Amendment to Credit Agreement]

                                             LENDER:
                                             ------

                                             APEX ( TRIMARAN) CDO I, LTD.


                                             By: /s/ Dean Criares
                                                 -------------------------------
                                                 Dean Criares, Managing Director

                                             Address for Notices:

                                             Trimaran Advisors, L.L.C.
                                             425 Lexington Avenue
                                             New York, New York  10017





















            [Signature Page to Second Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   CIBC INC.


                                   By: /s/ Matthew B. Jones
                                       -----------------------------------------
                                       Matthew B. Jones, Managing Director, CIBC
                                       World Markets Corp., as Agent

                                   Address for Notices:

                                   CIBC Inc.
                                   425 Lexington Avenue
                                   New York, New York 10017
                                   Telephone: (212) 856-3558
                                   Telecopy: (212) 856-3774
                                   Attention: Matthew B. Jones,
                                              Managing Director


















            [Signature Page to Second Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     U.S. BANK NATIONAL ASSOCIATION
                                     (successor by merger to FIRSTAR BANK, N.A.)


                                     By: /s/ Gail F. Scannell
                                        ----------------------------------------
                                        Gail F. Scannell, Vice President

                                     Address for Notices:

                                     One Firstar Plaza
                                     St. Louis, Missouri  63101-1643
                                     Telephone: (314) 418-2024
                                     Telecopy:  (314) 418-8292
                                     Attention: Gail F. Scannell, Vice President




















            [Signature Page to Second Amendment to Credit Agreement]

                                      LENDER:
                                      ------

                                      FLEET NATIONAL BANK


                                      By: /s/ Manuel Burgueno
                                         ---------------------------------------
                                         Manuel Burgueno, Vice President

                                      Address for Notices:

                                      Fleet National Bank
                                      100 Federal Bank
                                      Boston, Massachusetts  02110
                                      Telephone: (617) 434-2147
                                      Telecopy:  (617) 434-8426
                                      Attention: Manuel Burgueno, Vice President











            [Signature Page to Second Amendment to Credit Agreement]

                                         LENDER:
                                         ------

                                         FIRST UNION NATIONAL BANK


                                         By: /s/ Jamie Johnson
                                             -----------------------------------
                                             Jamie Johnson, Authorized Signatory

                                         Address for Notices:

                                         First Union National Bank
                                         201 S. College Street CP-23
                                         Charlotte, NC  28288
                                         Telephone: (704) 715-1093
                                         Telecopy: (704) 383-0288















            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              ARCHIMEDES FUNDING III, LTD.

                                              By: ING Capital Advisors LLC,
                                                  as Collateral Manager


                                              By: /s/ Gordon R. Cook
                                                  ------------------------------
                                                  Gordon R. Cook, Vice President



























            [Signature Page to Second Amendment to Credit Agreement]

                                                 LENDER:
                                                 ------

                                                 KZH ING-1 LLC


                                                 By: /s/ Susan Lee
                                                     ---------------------------
                                                     Susan Lee, Authorized Agent


                                                 Address for Notices:

                                                 KZH ING-1 LLC
                                                 140 E 45th Street, 11th Floor
                                                 New York, New York  10017
                                                 Telephone: (212) 622-9357
                                                 Telecopy:  (212) 622-0123
                                                 Attention: Virginia R. Conway






















            [Signature Page to Second Amendment to Credit Agreement]

                                                 LENDER:
                                                 ------

                                                 KZH ING-2 LLC


                                                 By: /s/ Susan Lee
                                                    ----------------------------
                                                    Susan Lee, Authorized Agent

                                                 Address for Notices:

                                                 KZH ING-2 LLC
                                                 140 E 45th Street, 11th Floor
                                                 New York, New York  10017
                                                 Telephone: (212) 622-9357
                                                 Telecopy:  (212) 622-0123
                                                 Attention: Virginia R. Conway


















            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              SEQUILS-ING I (HBDGM), LTD.

                                              By: ING Capital Advisors LLC,
                                                  as Collateral Manager


                                              By: /s/ Gordon R. Cook
                                                  ------------------------------
                                                  Gordon R. Cook, Vice President

                                              Address for Notices:

                                              ING Capital Advisors
                                              333 S. Grand Ave. #4100
                                              Los Angeles, California  90071
                                              Telephone: (213) 621-3762
                                              Telecopy:  (213) 621-3795
                                              Attention: Jonathan David, VP











            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              INNER HARBOR CBO 2001-1 LTD.,

                                              T. Rowe Price Associates, Inc.,
                                              as Collateral Manager


                                               By: /s/ Kim Z. Golden
                                                   -----------------------------
                                                   Kim Z. Golden, Vice President


                                               Address for Notices:

                                              T. Rowe Price Associates, Inc.
                                              100 E. Pratt Street
                                              Baltimore, Maryland  21202
                                              Telephone: (410) 345-2013
                                              Telecopy:  (410) 345-6575
                                              Attention: Darrell Braman
                                                         Associate Legal Counsel









            [Signature Page to Second Amendment to Credit Agreement]

                                  LENDER:
                                  ------

                                  NATIONAL WESTMINSTER BANK PLC

                                  By: NatWest Capital Markets Limited, its Agent
                                  By: Greenwich Capital Markets, Inc., its Agent


                                  By:  /s/ Kelly A. Myers
                                     -------------------------------------------
                                      Kelly A. Myers, Vice President


                                  Address for Principal & Interest Notices:

                                  National Westminster Bank PLC ("NatWest")
                                  % Greenwich Capital Markets, Inc.
                                  600 Steamboat Road
                                  Greenwich, Connecticut  06830
                                  Telephone: (203) 618-2553
                                  Telecopy:  (203) 618-2112
                                  Attention: Harry Paschalidis

                                  Address for Credit Information:

                                  American Money Management Corp.
                                  One East Fourth Street, 3rd Floor
                                  Cincinnati, Ohio  45202
                                  Telephone: (513) 579-2904
                                  Telecopy:  (513) 579-2910
                                  Attention: David P. Meyer, Vice President










            [Signature Page to Second Amendment to Credit Agreement]

                                                  LENDER:
                                                  ------

                                                  KZH SHOSHONE LLC


                                                  By: /s/ Susan Lee
                                                     ---------------------------
                                                     Susan Lee, Authorized Agent

                                                  Address for Notices:

                                                  KZH SHOSHONE LLC
                                                  140 E. 45th Street, 11th Floor
                                                  New York, New York  10017
                                                  Telephone: (212) 622-9357
                                                  Telecopy: (212) 622-0123
                                                  Attention: Virginia R. Conway

















            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              PILGRIM CLO 1999 - 1 LTD.

                                              By: ING Pilgrim Investments, Inc.
                                                  as its investment manager


                                              By: /s/ Michel Prince
                                                  ------------------------------
                                              Michel Prince, CFA, Vice President



















            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          PILGRIM AMERICA HIGH INCOME
                                          INVESTMENTS INC. LTD.

                                          By: ING Pilgrim Investments, Inc.
                                              as its investment manager


                                          By: /s/ Michel Prince
                                              ----------------------------------
                                              Michel Prince, CFA, Vice President




















            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          ML CLO XV PILGRIM AMERICA
                                          (CAYMAN) LTD.

                                          By:  ING Pilgrim Investments, Inc.
                                               as its investment manager


                                          By: /s/ Michel Prince
                                             -----------------------------------
                                             Michel Prince, CFA, Vice President


















            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          ML CLO XX PILGRIM AMERICA
                                          (CAYMAN) LTD.

                                          By: ING Pilgrim Investments, Inc.
                                              as its investment manager


                                          By: /s/ Michel Prince
                                             -----------------------------------
                                             Michel Prince, CFA, Vice President

















            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          PILGRIM PRIME RATE TRUST

                                          By: ING Pilgrim Investments, Inc.
                                              as its investment manager


                                          By: /s/ Michel Prince
                                              ----------------------------------
                                              Michel Prince, CFA, Vice President






















            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          SEQUILS PILGRIM - 1 LTD.

                                          By: ING Pilgrim Investments, Inc.
                                              as its investment manager


                                          By: /s/ Michel Prince
                                             -----------------------------------
                                             Michel Prince, CFA, Vice President


























            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          PILGRIM SENIOR INCOME FUND

                                          By: ING Pilgrim Investments, Inc.
                                              as its investment manager


                                          By: /s/ Michel Prince
                                             -----------------------------------
                                             Michel Prince, CFA, Vice President




























            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              STANFIELD ARBITRAGE CDO, LTD.

                                              By: Stanfield Capital Partners LLC
                                                  as its Collateral Manager


                                              By:  /s/ Christopher A. Bondy
                                                 -------------------------------
                                                 Christopher A. Bondy, Partner


                                              Address for Notices:

                                              Stanfield Arbitrage CDO, Ltd.
                                              c/o State Street Bank & Trust Co.
                                              Corporate Trust Department
                                              Two Avenue de Lafayette
                                              Boston, Massachusetts  02110
                                              Telephone: (617) 662-1221
                                              Telecopy:  (617) 988-9668
                                              Attention: Jennifer Vlasuk

                                              and

                                              Stanfield Arbitrage CDO, Ltd.
                                              c/o Stanfield Capital Partners LLC
                                              330 Madison Avenue, 27th Floor
                                              New York, New York  10017
                                              Telephone: (212) 284-4306
                                              Telecopy:  (212) 284-4341
                                              Attention: Susan McKofke




            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              STANFIELD CLO, LTD.

                                              By: Stanfield Capital Partners LLC
                                                  as its Collateral Manager


                                              By: /s/ Christopher A. Bondy
                                                 -------------------------------
                                                  Christopher A. Bondy, Partner


                                              Address for Notices:

                                              Stanfield CLO Ltd.
                                              c/o State Street Bank & Trust Co.
                                              Corporate Trust Department
                                              Two Avenue de Lafayette
                                              Boston, Massachusetts  02110
                                              Telephone: (617) 662-1221
                                              Telecopy:  (617) 988-9668
                                              Attention: Jennifer Vlasuk

                                              and

                                              Stanfield CLO Ltd.
                                              c/o Stanfield Capital Partners LLC
                                              330 Madison Avenue, 27th Floor
                                              New York, New York  10017
                                              Telephone: (212) 284-4341
                                              Telecopy:  (212) 284-4341
                                              Attention: Susan McKofke






            [Signature Page to Second Amendment to Credit Agreement]

                                          LENDER:
                                          ------

                                          STANFIELD/RMF TRANSATLANTIC
                                          CDO, LTD.

                                          By: Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                          By: /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Christopher A. Bondy, Partner


                                          Address for Notices:

                                          Stanfield/RMF Transatlantic CDO, Ltd.
                                          c/o State Street Bank & Trust Co.
                                          Corporate Trust Department
                                          Two Avenue de Lafayette
                                          Boston, Massachusetts  02110
                                          Telephone: (617) 662-1403
                                          Telecopy:  (617) 988-9668
                                          Attention: Salomao Couri

                                          and

                                          Stanfield /RMF Transatlantic CDO, Ltd.
                                          c/o Stanfield Capital Partners LLC
                                          330 Madison Avenue, 27th Floor
                                          New York, New York  10017
                                          Telephone: (212) 284-4306
                                          Telecopy:  (212) 284-4341
                                          Attention: Susan McKofke




            [Signature Page to Second Amendment to Credit Agreement]

                                              LENDER:
                                              ------

                                              WINDSOR LOAN FUNDING, LIMITED

                                              By: Stanfield Capital Partners LLC
                                                  as its Investment Manager


                                              By: /s/ Christopher A. Bondy
                                                 -------------------------------
                                                 Christopher A. Bondy, Partner


                                              Address for Notices:

                                              Windsor Loan Funding, Limited
                                              c/o Chase
                                              The Chase Manhattan Bank - Texas
                                              600 Travis, 50th Floor
                                              Houston, Texas  77002
                                              Telephone: (713) 216-8684
                                              Telecopy:  (713) 577-5265
                                              Attention: Monica Lopez

                                              and

                                              Windsor Loan Funding, Limited
                                              c/o Stanfield Capital Partners LLC
                                              330 Madison Avenue, 27th Floor
                                              New York, New York  10017
                                              Telephone: (212) 284-4306
                                              Telecopy:  (212) 284-4341
                                              Attention: Susan McKofke





            [Signature Page to Second Amendment to Credit Agreement]

                                      LENDER:
                                      ------

                                      TORONTO DOMINION (NEW YORK), INC.


                                      By: /s/ Susan K. Strong
                                         ---------------------------------------
                                         Susan K. Strong, Vice President

                                      Address for Notices:

                                      Toronto Dominion (New York), Inc.
                                      909 Fannin, Ste. 1700
                                      Houston, Texas  77010
                                      Telephone: (713) 427-8527
                                      Telecopy:  (713) 652-0914
                                      Attention: Susan K. Strong, Vice President














            [Signature Page to Second Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   NORTH AMERICAN SENIOR FLOATING RATE FUND INC.

                                   By: Stanfield Capital Partners LLC
                                       as its subadvisor


                                   By: /s/ Christopher A. Bondy
                                     -----------------------------------------
                                     Christopher A. Bondy, Partner


                                   Address for Notices:

                                   North American Senior Floating Rate Fund Inc. c/o Stanfield Capital partners LLC
                                   330 Madison Avenue, 27th Floor
                                   New York, NY 10017
                                   Telephone: (212) 284-4311
                                   Telecopy:  (212) 284-4325
                                   Attention: Lisa Conrad







            [Signature Page to Second Amendment to Credit Agreement]

                        JOINDER BY PARENT AND GUARANTORS
                        --------------------------------

         Each of the undersigned, the Borrower's Parent and Subsidiaries hereby
(a) jointly and severally joins in the execution of the foregoing Second Amendment to Credit Agreement dated as of November 13, 2001 (the "Amendment") to which this Joinder is attached, to confirm its respective consent to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith; (b) jointly and severally reaffirms and ratifies the First Amendment to Credit Agreement dated as of July 22, 2001; (c) in the case of the Parent, confirms its pledge of all Equity Securities in the Borrower to secure the Obligations; (d) in the case of the Subsidiaries, jointly and severally reaffirms and ratifies its guaranty of the Obligations set forth in certain Security Documents executed as required under the Credit Agreement and all agreements set forth in such Security Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guaranty and secure any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are now set forth in such Security Documents. Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement referred to in the Amendment, unless otherwise provided.

                                               PEGASUS SATELLITE COMMUNICATIONS,
                                               INC., PEGASUS BROADCAST
                                               TELEVISION, INC., WOLF LICENSE
                                               CORP., WDSI LICENSE, CORP., WDBD
                                               LICENSE CORP., WILF, INC., BRIDE
                                               COMMUNICATIONS, INC., HMW, INC.,
                                               PORTLAND BROADCASTING, INC., B.T.
                                               SATELLITE, INC., TELECAST OF
                                               FLORIDA, INC., WTLH LICENSE
                                               CORP., PST HOLDINGS, INC.,
                                               PEGASUS SATELLITE TELEVISION,
                                               INC., HENRY COUNTY MRTV, INC.,
                                               PEGASUS SATELLITE FINANCE
                                               CORPORATION, PEGASUS SATELLITE
                                               FINANCE CORP. 1999-1, PEGASUS
                                               SATELLITE FINANCE CORP. 1999-2,
                                               PEGASUS SATELLITE FINANCE CORP.
                                               1999-3, PEGASUS SATELLITE FINANCE
                                               CORP. 1999-4, CARR RURAL TV,
                                               INC., DTS MANAGEMENT, LLC,
                                               DIGITAL TELEVISION SERVICES OF
                                               INDIANA, LLC, GOLDEN SKY
                                               HOLDINGS, INC., GOLDEN SKY DBS,
                                               INC., GOLDEN SKY SYSTEMS, INC.,
                                               ARGOS SUPPORT SERVICES COMPANY,
                                               DBS TELE-VENTURE, INC.,
                                               PRIMEWATCH, INC.

                                         By: /s/ Scott A. Blank
                                             -----------------------------------
                                             Duly authorized signatory as to all